UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 OCTOBER 8, 2006
                Date of Report (Date of earliest event reported)

                     THE PNC FINANCIAL SERVICES GROUP, INC.
             (Exact name of registrant as specified in its charter)

                        COMMISSION FILE NUMBER 001-09718

                   PENNSYLVANIA                         25-1435979

(State or other jurisdiction of                    (I.R.S. Employer
 incorporation or organization)                    Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
          (Address of principal executive offices, including zip code)

                                 (412) 762-2000
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.


         On October 8, 2005, Mercantile Bankshares Corporation, a Maryland corporation ("BANKSHARES"), and The PNC Financial Services Group, Inc., a Pennsylvania corporation ("PNC") entered into an Agreement and Plan of Merger (the "MERGER AGREEMENT"). The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Bankshares will merge with and into PNC (the "MERGER"), with PNC continuing as the surviving corporation.

         At the effective time and as a result of the Merger, each issued and outstanding share of the common stock, par value $2.00 per share, of Bankshares ("BANKSHARES COMMON STOCK") will be converted into the right to receive 0.4184 share of the common stock, par value $5.00 per share, of PNC and $16.45 in cash (collectively, the "MERGER CONSIDERATION"). Upon consummation of the Merger, all outstanding options to acquire Bankshares Common Stock will be canceled in exchange for the right to receive, on the terms and conditions set forth in the Merger Agreement, the cash equivalent of the Merger Consideration as more fully described in Section 1.5 of the Merger Agreement. Upon consummation of the Merger, each restricted share of Bankshares Common Stock and each restricted stock unit of Bankshares Common Stock will be converted into the right to receive the Merger Consideration on the terms and conditions set forth in
Section 1.5 of the Merger Agreement. Upon consummation of the Merger, each phantom stock unit of Bankshares Common Stock will be converted into the right to receive, on the terms and conditions set forth in the Merger Agreement, the cash equivalent of the Merger Consideration, the Merger Consideration or a number of phantom stock units of PNC based on the implied exchange ratio in the Merger, in each case as more fully described in Section 1.5 of the Merger Agreement.

         Following the effective time of the Merger, two members of Bankshares' board of directors will become members of PNC's board of directors.

         PNC and Bankshares have made representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct their respective businesses in the ordinary course consistent with past practice between the execution of the Merger Agreement and consummation of the Merger; not to engage in certain kinds of transactions during this period; and to use their reasonable best efforts to consummate the Merger, including using their reasonable best efforts to take all steps necessary to obtain required governmental and third-party consents. In addition, Bankshares made certain additional necessary covenants, including among others, covenants to cause a Bankshares' stockholder meeting to be held to consider approval of the Merger; for Bankshares' board of directors to, subject to certain exceptions, recommend adoption and approval by its stockholders of the Merger Agreement; and for Bankshares not to solicit proposals relating to alternative business combination transactions or, subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with alternative business combination transactions.

         Consummation of the Merger is subject to customary conditions, including approval of the holders of Bankshares common stock, absence of any legal prohibition on consummation of the Merger, obtaining required governmental and third-party consents without conditions that would reasonably be expected to have a material adverse effect (measured relative to Bankshares), the accuracy of the representations and warranties (subject generally to a material adverse effect standard) and material performance of all covenants and the delivery of customary legal opinions as to the federal tax treatment of the merger.

         The Merger Agreement contains certain termination rights for both Bankshares and PNC, and further provides that, upon termination of the Merger Agreement under specified circumstances, Bankshares may be required to pay PNC a termination fee of up to $225 million.

         The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

         The Merger Agreement, which has been included to provide investors with information regarding its terms, contains representations and warranties of each of PNC and Bankshares. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed by the respective parties in connection with negotiating the terms of the Merger Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality different from what a stockholder might view as material, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Investors should read the Merger


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Agreement together with the other information concerning PNC and Bankshares that each company publicly files in reports and statements with the Securities and Exchange Commission.


ITEM 8.01. OTHER EVENTS.

         On October 9, 2006, PNC and Bankshares issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference. Presentation slides made available on its website by PNC in connection with an investor conference on October 9, 2006 relating to the transaction described in the press release are furnished as Exhibit 99.2 to this report.

         As clarification of certain information contained on page 23 of the slide presentation:

         1. The line labeled "Synergies" includes anticipated cost savings and synergies as described on page 14. The line labeled "Other" principally reflects the financing costs for the acquisition of Bankshares and intangible amortization expense.

         2. The amounts shown as "Mercantile projected net income" were derived from IBES estimated EPS amounts using current fully diluted shares of approximately 127 million. PNC deemed the implied growth rate to be reasonable based on its due diligence.

         3. Amounts on this page relating to the impact of the acquisition of Bankshares on PNC reflect an assumed closing date of March 1, 2007. Thus, the amounts shown as "Mercantile projected net income" for 2007 only represent ten seasonally adjusted months out of the full year amount derived from the IBES estimated EPS amount for 2007. The amounts shown as "Synergies" and "Other" also reflect proration for 2007 as a result of the assumed closing date, as does the number of shares shown as "Proforma shares outstanding (millions)" for 2007, which is an assumed average share number for the year.

         4. The amounts shown as "PNC shares outstanding (millions)" reflect, among other things, assumed share repurchases under PNC's outstanding share repurchase authorization. PNC believes that it will have the capacity to engage in shares repurchases over this period of time at least to the level that results in the average shares outstanding shown for 2008 (before giving effect to the acquisition of Bankshares) of approximately 280 million shares. The actual number of shares repurchased may vary from the amounts assumed for these purposes due to, among other factors, changes in market conditions, the amount of PNC's earnings over this period, and the availability of other, more attractive options for deployment of any capital in excess of PNC's target levels.

                                      * * *

         Stockholders are urged to read the proxy statement/prospectus to be filed by Bankshares and PNC regarding the proposed transaction when it becomes available, because it will contain important information. Stockholders will be able to obtain free copies of the proxy statement/prospectus, as well as other filings containing information about Bankshares and PNC, without charge, at the SEC's Internet site (http://www.sec.gov). In addition, documents filed with the SEC by PNC will be available free of charge from Shareholder Relations at (800) 843-2206. Documents filed with the SEC by Bankshares will be available free of charge from Mercantile Bankshares Corporation, 2 Hopkins Plaza P.O. Box 1477, Baltimore, Maryland 21203, Attention: Investor Relations.

         Bankshares and its directors and executive officers and certain other members of management and employees are participants in the solicitation of proxies from Bankshares' shareholders in respect of the proposed transaction. Information regarding the directors and executive officers of Bankshares is available in the proxy statement for its May 9, 2006 annual meeting of shareholders, which was filed with the SEC on March 29, 2006. Additional information regarding the interests of such potential participants will be included in the proxy statement/prospectus relating to the transaction and the other relevant documents filed with the SEC when they become available.

         Statements contained herein and in the attached exhibits regarding PNC's outlook or expectations for earnings, revenues, expenses and/or other matters regarding or affecting PNC, including share repurchase activity, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking


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statements are typically identified by words such as "believe," "expect,"
"anticipate," "intend," "outlook," "estimate," "forecast," "project" and other similar words and expressions.

         Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. PNC does not assume any duty and does not undertake to update its forward-looking statements. Actual results or future events could differ, possibly materially, from those that PNC anticipated in its forward-looking statements, and future results could differ materially from its historical performance. PNC's forward-looking statements are subject to the following principal risks and uncertainties. PNC provides greater detail regarding these factors in its Form 10-K for the year ended December 31, 2005, including in the Risk Factors and Risk Management sections, in its 2006 Form 10-Qs and in the press release incorporated herein by reference to Exhibit 99.1. PNC's forward-looking statements may also be subject to other risks and uncertainties, including those that PNC may discuss elsewhere in its filings with the SEC, accessible on the SEC's website at www.sec.gov and on or through PNC's corporate website at www.pnc.com under "About PNC - Investor Relations".

o PNC's business and operating results are affected by business and economic conditions generally or specifically in the principal markets in which PNC does business. PNC is affected by changes in its customers' financial performance, as well as changes in customer preferences and behavior, including as a result of changing economic conditions.

o The value of PNC's assets and liabilities as well as its overall financial performance are affected by changes in interest rates or in valuations in the debt and equity markets. Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates, can affect PNC's activities and financial results.

o Competition can have an impact on customer acquisition, growth and retention, as well as on PNC's credit spreads and product pricing, which can affect market share, deposits and revenues.

o PNC's ability to implement its One PNC initiative, as well as other business initiatives and strategies PNC may pursue, could affect its financial performance over the next several years.

o PNC's ability to grow successfully through acquisitions is impacted by a number of risks and uncertainties related both to the acquisition transactions themselves and to the integration of the acquired businesses into PNC after closing. These uncertainties are present in transactions such as the Merger described above.

o Legal and regulatory developments could have an impact on PNC's ability to operate its businesses or its financial condition or results of operations or its competitive position or reputation. Reputational impacts, in turn, could affect matters such as business generation and retention, PNC's ability to attract and retain management, liquidity and funding. These legal and regulatory developments could include: (a) the resolution of legal proceedings or regulatory and other governmental inquiries; (b) increased litigation risk from recent regulatory and other governmental developments; (c) the results of the regulatory examination process, PNC's failure to satisfy the requirements of agreements with governmental agencies, and regulators' future use of supervisory and enforcement tools;
     (d) legislative and regulatory reforms, including changes to laws and regulations involving tax, pension, and the protection of confidential customer information; and (e) changes in accounting policies and principles.

o PNC's business and operating results are affected by PNC's ability to identify and effectively manage risks inherent in its businesses, including, where appropriate, through the effective use of third party insurance and capital management techniques.

o PNC's ability to anticipate and respond to technological changes can have an impact on its ability to respond to customer needs and to meet competitive demands.

o The adequacy of PNC's intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property claimed by others, can also impact PNC's business and operating results.

o PNC's business and operating results can be affected by widespread natural disasters, terrorist activities or international hostilities, either as a result of the impact on the economy and financial and capital markets generally or on PNC or on its customers, suppliers or other counterparties specifically.

o Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to PNC's interest in BlackRock, Inc. are discussed in more detail in BlackRock's 2005 Form 10-K, including in the Risk Factors section, and in BlackRock's other filings with the SEC, accessible on the SEC's website and on or through BlackRock's website at www.blackrock.com.

         Any annualized, pro forma, estimated, third party or consensus numbers are used for illustrative or comparative purposes only and may not reflect actual results. Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company. The analysts' opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC's or any other company's actual or anticipated results.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS


(c)  EXHIBITS


Exhibit No.      Description

2.1 Agreement and Plan of Merger dated as of October 8, 2006 by and between Mercantile Bankshares Corporation and The PNC Financial Services Group, Inc. (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

99.1 Press Release issued jointly by Mercantile Bankshares Corporation and The PNC Financial Services Group, Inc., dated October 9, 2006.

99.2 Presentation Slides in connection with October 9, 2006 Investor Presentation of The PNC Financial Services Group, Inc.



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                                  EXHIBIT INDEX


         Exhibit No.               Description

         2.1 Agreement and Plan of Merger dated as of October 8, 2006 by and between Mercantile Bankshares Corporation and The PNC Financial Services Group, Inc. (the schedules and exhibits have been omitted pursuant to
                          Item 601(b)(2) of Regulation S-K).

         99.1 Press Release issued jointly by Mercantile Bankshares Corporation and The PNC Financial Services Group, Inc., dated October 9, 2006.

         99.2 Presentation Slides in connection with October 9, 2006 Investor Presentation of The PNC Financial Services Group, Inc.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE PNC FINANCIAL SERVICES GROUP, INC.
                                          (Registrant)


                                          By: /s/ Samuel R. Patterson
                                          Samuel R. Patterson
Date:  October 9, 2006                    Controller